Derivative Liability (Warrants)	12 Months Ended
Dec. 31, 2025
Derivative Liability (Warrants) [Abstract]
Derivative liability (warrants)

25. Derivative liability (warrants)

Pursuant to Business Combination Agreement, the Company issued Warrants as a replacement for SPAC Warrants. Each SPAC Warrant issued by HCVI ceased to represent a right to acquire the number of shares of common stock of HCVI and was converted into a right to acquire the same number of the Ordinary Shares on substantially the same terms as were in effect immediately prior to the close of the Business Combination. The Warrants were not considered part of the consideration and were classified as derivative liabilities as they did not meet the equity classification requirements under IAS 32. All changes in fair value are reflected in profit and loss. (see note 1). Each Warrant became exercisable; provided that the Company has an effective registration statement. 18,576,677 Warrants will convert into 18,576,677 Ordinary Shares. The Warrants have an exercise price of $11.50 per share, subject to adjustments, and expire five years after the completion of the Business Combination or earlier upon redemption or liquidation.

As of June 5, 2025, the Warrants were recognized at a fair value of $7.1 million. As of December 31, 2025, the fair value of these warrants was $1.3 million, resulting in a remeasurement gain of $5.7 million in the Consolidated Statements of Profit or Loss and Other Comprehensive Income. The change in fair value was driven by changes in the Company’s listed Warrant prices. All amounts are non-cash flows.

The impact of warrants on earnings per share is explained in Note 13 – Earnings per share. The IFRS 13 fair value disclosures are included in Note 35 – Earnout liability.